Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Rowley, Chief Financial Officer of  MGT Capital Investments, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2008
(the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ ALLAN ROWLEY
Allan Rowley
Chief Financial Officer
May 12, 2008